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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 29, 2005

                          Crowley Maritime Corporation
             (Exact name of registrant as specified in its charter)

            Delaware                       000-49717             94-3148464
 (State or other jurisdiction of       (Commission File        (IRS Employer
 incorporation or organization)             Number           Identification No.)

155 Grand Avenue, Oakland, California                                    94612
(Address of principal executive offices)                              (Zip Code)

                                 (510) 251-7500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 7.01. Regulation FD Disclosure.

On August 31, 2005, the Company issued a press release containing information relating to the impact of Hurricane Katrina on the Company's operations. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

The information in this Item 7.01 and the Exhibit attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1  Press Release, dated August 31, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CROWLEY MARITIME CORPORATION

September 2,  2005                    /s/ John C. Calvin
                                      ------------------------------------------
                                            John C. Calvin
                                            Senior Vice President and Controller
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                                  EXHIBIT INDEX
Exhibit
Number      Description
-------     -----------

99.1        Press Release issued August 31, 2005 by Crowley Maritime Corporation